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                       FIRST AMERICAN STRATEGY FUNDS, INC.

                          SUPPLEMENT DATED JUNE 1, 2009
    TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED DECEMBER 10, 2008

UPDATE ON REORGANIZATION OF INCOME BUILDER FUND INTO STRATEGY CONSERVATIVE ALLOCATION FUND

Effective at the close of business on May 29, 2009, the reorganization of Income Builder Fund into Strategy Conservative Allocation Fund is complete. Any references to Income Builder Fund in this SAI are deleted.

DEBT SECURITY HELD BY STRATEGY BALANCED ALLOCATION FUND

Generally, Strategy Balanced Allocation Fund's only direct investments in debt securities are in short-term obligations of the U.S. government or its agencies or instrumentalities and other high quality short-term U.S. dollar-denominated obligations, as described in this SAI under "Additional Information Concerning Investments by the Funds and the Underlying Funds - Short-Term Temporary Investments." As a result of the reorganization of First American Balanced Fund into Strategy Balanced Allocation Fund, which was effective at the close of business on May 29, 2009, Strategy Balanced Allocation Fund now holds a defaulted debt security that had been held by Balanced Fund prior to the reorganization. The debt security is not expected to pay interest or principal and is currently being valued at zero.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    FASF-SAI-STK